MERRILL LYNCH
FUND FOR
TOMORROW, INC.








FUND LOGO








Annual Report

January 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH FUND FOR TOMORROW, INC.


Concept Sectors

A pie chart depicting Concept Sectors as a Percentage of Net Assets As of January 31, 1997:

Computer Technologies                  8.3%

Demographic Trends                     6.6%

Developing Foreign Economies           5.0%

Future Retailing                       1.5%

Global Market Expansion                9.4%

Healthcare Cost Containment           20.3%

Industrial Outsourcing                 3.9%

Industrial Renaissance                 8.4%

Multimedia                             6.3%

Next Generation Technology             6.2%

Strategic Growth Opportunities         6.4%

Telecommunications                     9.7%

Cash*                                  8.0%

[FN]
*Net of other assets less liabilities.


Growth Stock Characteristics as of January 31, 1997

Bar graph depicting Growth Stock Characteristics as of January 31, 1997 % of Equity Holdings:

Emerging Growth                        8.6%           9.8%

Established Growth                    19.7%          18.1%

Stable Growth                         20.4%          23.4%



DEAR SHAREHOLDER


The relatively benign economic environment that prevailed throughout 1996 continued into the new year. Highlighting year-end economic results were stronger industrial production and greater-than-expected gross domestic product growth for the final quarter of the year. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
During the quarter ended January 31, 1997, equity markets continued their upward trend. The US equity market showed some signs of weakness and retreated for a period, then regained momentum by the end of the quarter and posted strong gains. Economic indicators continued to show favorable results with strong corporate profits and moderate inflation. While current economic indicators remain positive, recent market volatility highlights investor concerns about a seemingly mature business cycle and the risks associated with a lengthy period of rising stock prices.

Domestic markets posted exceptional gains for the quarter ended January 31, 1997. The unmanaged Standard & Poor's 500 Composite Index (S&P 500) reported a total return of +12.03%, while the unmanaged NASDAQ Industrial Index gained 7.65%. Foreign markets, in general, were weaker, with the unmanaged Morgan Stanley Capital International Europe, Australia, Far East Index reporting a slight loss of 1.31%. For the same period, the Fund's Class A, Class B, Class C and Class D Shares reported total returns of +12.27%, +12.00%, +11.98%, and +12.20%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4--8 of this report to shareholders.)

Given the thematic approach of investing in long-term trends, we will continue to maintain a portfolio mix of both small-capitalization and large-capitalization stocks, but shift weightings and industries when appropriate. During the January quarter, industries which outperformed the overall market were a repeat of last quarter's stronger-performing sectors, specifically the pharmaceutical and technology sectors. With strong cash flows into the stock market, investors continued to favor such sectors since they were liquid and, historically, had predictable earnings records. These sectors were also two of the areas where we progressively increased the Fund's weightings. A few of the holdings in the pharmaceutical area whose share prices rose over 20% in the January quarter were Eli Lilly and Company, Merck & Co., Inc. and Bristol-Myers Squibb Co. In the technology area, strong stocks included Gasonics International Corp. (+156%), Seagate Technology, Inc. (+54%) and Silicon Graphics, Inc. (+48%).

As mentioned in our last shareholder letter, we continued to reduce our weighting in more aggressive, higher-risk holdings during the January quarter. For the most part, this strategy was beneficial to the Fund's overall performance since the smaller, less liquid stocks continued to underperform larger-capitalization stocks which, historically, is the pattern in the later stages of a business cycle. Although many of the foreign markets underperformed, the majority of the Fund's foreign holdings outperformed. Out of the Fund's 18 foreign stock holdings, 14 showed positive returns. Some of the stronger performing stocks were Nokia Corp. AB (+44%), Philip Environmental Inc. (+66%), Samsung Electronics Company (+34%) and Portugal Telecom, S. A. (+32%).

During the quarter ended January 31, 1997, we added eight new holdings to the portfolio. One concept emphasized was the long-term trend to outsource goods and services in areas where companies are unable to function as efficiently in-house. Two of these companies, Ceridian Corp. and Computer Sciences Corporation, are in the rapidly growing information technology services area. Ceridian provides payroll processing and human resource services to major corporations and government agencies, and Computer Sciences consults managements on integration, quality and growth requirements for their technology needs. Another addition, Triumph Group, Inc., is an outsourcing company for the airline industry, providing maintenance and service for the growing commercial aircraft sector. This was also our rationale for adding The Boeing Company, as demand for aircraft is extremely strong and Boeing should benefit from major cost savings with its recent acquisition of McDonnell-Douglas Corporation. Another addition, United Dental Care, Inc., provides managed care for dental services, a relatively new extension of health management organizations. We also invested in two companies in the rapidly growing foreign telecommunications sector, Deutsche Telekom AG of Germany, and Compania Anonima Nacional Telefonos de Venezuela, to participate in the recent trend of worldwide privatization. Tele-Communications Liberty Media Group was added to the portfolio because we believe the company will benefit from the global demand for television programming.

During the January quarter, we eliminated 14 stocks. These stocks had either reached our price objectives, were considered "early cyclical" stocks, or were more vulnerable in a market correction as we shifted toward more defensive holdings. Highlighting some of these stocks, Tosco Corp. advanced 80% and Tranz Rail Holdings, Ltd. increased over 30%. We eliminated two of our positions in the automotive industry, Chrysler Corp. and Ford Motor Co., which generally perform better during the early stages of a business cycle. Finally, we eliminated two smaller stocks, Western Wireless Corp. and CellularVision USA, Inc., since we believe they have lower earnings visibility and are therefore vulnerable at this time.

Fiscal Year in Review
The year ended January 31, 1997 was another extraordinary period for the US stock market. An inordinate number of companies went public, and a record level of new assets flowed into the stock market. Key factors contributing to the market's strong performance were an unusually long business recovery with exceptionally well-contained inflation, positive consumer sentiment, and companies showing greater cost controls, technological efficiencies, and strong earnings.

For the fiscal year ended January 31, 1997, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +19.99%, +18.80%, +18.80% and +19.73%, respectively. In comparison, the S&P 500 and the NASDAQ Industrials showed total returns of +26.35% and +19.54%, respectively. The Fund's performance results were mixed. Although the Fund performed in-line with the NASDAQ Industrials, it underperformed the S&P 500 because of its smaller-capitalization stock holdings. While we have recently reduced our overall exposure, the Fund will maintain a meaningful weighting in smaller-capitalization stocks given their significant long-term growth potential.

Major shifts in concept sector weightings (see page 1) during fiscal 1996 were made in computer technologies, healthcare cost containment, next generation technology and telecommunications. We doubled the weighting in computer technologies and increased healthcare cost containment by over 6 percentage points. They represent over 20% of the Fund's total assets. These sectors substantially outperformed the market for the fiscal year and represented a major portion of the positive returns for the Fund as a whole.

We substantially lowered the weightings in both the next generation technology and telecommunications sectors. We eliminated stocks in the next generation technology sector because we believed they were vulnerable in the late stage of the economic cycle. With regard to the telecommunication industry, recent regulatory changes promoted greater competition over the short term and will create high levels of uncertainty in relation to the industry's earnings visibility. However, we still believe that certain segments of the telecommunication industry remain attractive. The Fund already has benefited from our investments in the equipment providers, global telecommunications, and beneficiaries of new technologies that have expanded the market.

In managing the Fund, one way we seek to reduce the risk of volatile stocks is by increasing the number of holdings and distributing the weightings over a broad array of industries, while maintaining a smaller weighting in individual securities. In addition, as depicted in the "Growth Stock Characteristics" bar graph on page 1, we reduced holdings included in the emerging growth sectors, that are in the very early stages of development, and increased holdings in more stable growth companies that have longer and more consistent earnings histories. However, we will continue to diversify the Fund's holdings among all spectrums of companies in various growth stages. As in the past, we will continue to focus on important investment concepts of the future, and review existing concepts to confirm their continued validity and potential contributions in meeting our strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager


March 10, 1997



PERFORMANCE DATA

About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                    Beginning     Ending    Distributed       Paid*        % Change**
10/26/88--12/31/88                 $16.05      $14.08        $1.471        $0.134         - 2.21%
1989                                14.08       16.85         1.035         0.409         +30.13
1990                                16.85       14.92         0.371         0.401         - 6.98
1991                                14.92       16.71         2.199         0.553         +32.23
1992                                16.71       16.37         0.679         0.612         + 6.12
1993                                16.37       15.85         1.920         0.308         +11.42
1994                                15.85       13.66         0.705         0.258         - 7.47
1995                                13.66       15.84         1.354         0.195         +27.39
1996                                15.84       15.88         1.397         0.825         +13.98
1/1/97--1/31/97                     15.88       17.16          --            --           + 8.06
                                                            -------        ------
                                                      Total $11.131  Total $3.695

                                                  Cumulative total return as of 1/31/97: +168.67%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                    Beginning     Ending    Distributed       Paid*        % Change**
3/5/84--12/31/84                   $10.00      $10.98          --          $0.130         +11.12%
1985                                10.98       13.37        $0.250         0.130         +25.75
1986                                13.37       15.18         0.080         0.100         +14.90
1987                                15.18       12.98         1.441         0.163         - 5.09
1988                                12.98       14.07         1.555         0.201         +22.09
1989                                14.07       16.85         1.035         0.227         +28.88
1990                                16.85       14.92         0.371         0.235         - 7.96
1991                                14.92       16.70         2.199         0.374         +30.79
1992                                16.70       16.37         0.679         0.438         + 5.07
1993                                16.37       15.77         1.920         0.217         +10.27
1994                                15.77       13.45         0.705         0.243         - 8.45
1995                                13.45       15.40         1.354         0.195         +26.08
1996                                15.40       15.37         1.397         0.656         +12.85
1/1/97--1/31/97                     15.37       16.59          --            --           + 7.94
                                                            -------        ------
                                                      Total $12.986  Total $3.309

                                                  Cumulative total return as of 1/31/97: +370.13%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                    Beginning     Ending    Distributed       Paid*        % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157        $0.059         - 3.32%
1995                                13.39       15.33         1.354         0.195         +26.12
1996                                15.33       15.25         1.397         0.679         +12.73
1/1/97--1/31/97                     15.25       16.47          --            --           + 8.00
                                                             ------        ------
                                                       Total $2.908  Total $0.933

                                                   Cumulative total return as of 1/31/97: +48.46%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                    Beginning     Ending    Distributed       Paid*        % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157        $0.059         - 2.71%
1995                                13.65       15.79         1.354         0.195         +27.11
1996                                15.79       15.82         1.397         0.783         +13.71
1/1/97--1/31/97                     15.82       17.09          --            --           + 8.03
                                                             ------        ------
                                                       Total $2.908  Total $1.037

                                                   Cumulative total return as of 1/31/97: +51.91%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +13.98%        + 8.00%
Five Years Ended 12/31/96                 + 9.70         + 8.52
Inception (10/26/88)
through 12/31/96                          +11.78         +11.04

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +12.85%        + 8.87%
Five Years Ended 12/31/96                 + 8.58         + 8.58
Ten Years Ended 12/31/96                  +10.50         +10.50

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +12.73%        +11.74%
Inception (10/21/94)
through 12/31/96                          +15.60         +15.60

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +13.71%        + 7.74%
Inception (10/21/94)
through 12/31/96                          +16.80         +13.97

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment

Line graphs depicting the growth of an investment in the Fund's
Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                      10/26/88**      1/97

ML Fund For Tomorrow, Inc.++--        $ 9,475        $25,457
Class A Shares*

S&P 500 Index++++                     $10,000        $35,648


                                       1/87           1/97

ML Fund For Tomorrow, Inc.++--        $10,000        $26,551
Class B Shares*

S&P 500 Index++++                     $10,000        $38,900


                                      10/21/94**      1/97

ML Fund For Tomorrow, Inc.++--        $10,000        $14,846
Class C Shares*

ML Fund For Tomorrow, Inc.++--        $ 9,475        $14,392
Class D Shares*

S&P 500 Index++++                     $10,000        $17,862

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Fund For Tomorrow, Inc. invests in a quality-oriented portfolio of securities of companies that the Fund's management believes are well positioned to benefit from demographic and cultural changes, primarily as they affect future consumer markets in the United States and, to a lesser extent, foreign consumer markets. The Fund invests primarily in common stocks but may invest in convertible securities, preferred stocks and bonds.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                               12 Month    3 Month
                                                                 1/31/97   10/31/96   1/31/96  % Change    % Change
ML Fund For Tomorrow, Inc. Class A Shares*                       $17.16     $17.27    $16.26   +14.60%(1)  + 7.90%(1)
ML Fund For Tomorrow, Inc. Class B Shares*                        16.59      16.64     15.79   +14.39(1)   + 8.55(1)
ML Fund For Tomorrow, Inc. Class C Shares*                        16.47      16.56     15.71   +14.21(1)   + 8.35(1)
ML Fund For Tomorrow, Inc. Class D Shares*                        17.09      17.18     16.20   +14.59(1)   + 8.06(1)
Standard & Poor's 500 Index**                                    786.16     705.27    636.02   +23.61      +11.47
NASDAQ Industrial Index**                                      1,159.01   1,076.64    969.55   +19.54      + 7.65
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                       +19.99(2)   +12.27(3)
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                       +18.80(4)   +12.00(5)
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                       +18.80(6)   +11.98(7)
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                       +19.73(8)   +12.20(9)
Standard & Poor's 500 Index--Total Return**                                                    +26.35      +12.03

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.397 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.825 per share ordinary income dividends and $1.397 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.715 per share ordinary income dividends and $1.397 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.656 per share ordinary income dividends and $1.397 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.546 per share ordinary income dividends and $1.397 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.679 per share ordinary income dividends and $1.397 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.570 per share ordinary income dividends and $1.397 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.783 per share ordinary income dividends and $1.397 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.674 per share ordinary income dividends and $1.397 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                                Shares                                                                      Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost           (Note 1a)  Net Assets
Computer Technologies

Personal Computers             150,000   ++COMPAQ Computer Corp.                       $  5,445,438     $ 13,031,250    3.3%
Components                     100,000     Seagate Technology, Inc.                       2,750,475        5,150,000    1.3
Systems                        300,000   ++Silicon Graphics, Inc.                        11,151,240        8,212,500    2.1
Systems                        200,000   ++Sun Microsystems, Inc.                         5,396,880        6,325,000    1.6
                                                                                       ------------     ------------  ------
                                                                                         24,744,033       32,718,750    8.3


Demographic Trends

Medical Devices                100,000     Biomet, Inc.                                   1,534,375        1,550,000    0.4
Healthcare                     100,000   ++HEALTHSOUTH Corp.                              3,537,000        4,362,500    1.1
Healthcare                     100,000   ++Living Centers of America, Inc.                3,353,090        2,900,000    0.7
Pollution Technology           450,000     Philip Environmental Inc. (ADR)*               3,514,252        7,762,500    2.0
Insurance                      150,000     Torchmark Corp.                                6,152,112        7,762,500    2.0
Healthcare                      50,000   ++United Dental Care, Inc.                       1,448,438        1,375,000    0.4
                                                                                       ------------     ------------  ------
                                                                                         19,539,267       25,712,500    6.6

Developing Foreign Economies

Telecommunications           2,000,000     CPT Telefonica Del Peru Pacifico S.A.          3,906,300        4,340,909    1.1
Telecommunications             105,000   ++Compania Anonima Nacional Telefonos
                                           de Venezuela (ADR)*                            2,415,000        2,966,250    0.8
Telecommunications                 463     Korea Mobile Telecommunication Corp.             533,107          524,910    0.2
Specialty Services           1,000,000     National Mutual Asia Ltd.                        940,132          961,476    0.2
Telecommunications             150,000     Portugal Telecom, S.A. (ADR)*                  3,514,576        5,137,500    1.3
Building Materials             200,000   ++Royal Plastic Group Ltd.                       1,866,878        4,009,504    1.0
Electronics                     33,034     Samsung Electronics Company (GDR)**++++        3,280,000        1,531,952    0.4
                                                                                       ------------     ------------  ------
                                                                                         16,455,993       19,472,501    5.0


Future Retailing

Specialty Retail                22,000   ++Abercrombie & Fitch Co.                          352,000          302,500    0.1
Specialty Retail               200,000     Oakley, Inc.                                   4,725,175        2,000,000    0.5
Specialty Retail               288,900     OfficeMax, Inc.                                2,872,100        3,466,800    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,949,275        5,769,300    1.5


Global Market Expansion

Cosmetics                      174,400     Avon Products, Inc.                            6,259,222       10,943,600    2.8
Food & Beverage                100,000     ConAgra Inc.                                   3,826,115        5,050,000    1.3
Machinery                       10,000     Kubota Corp. (ADR)*                            1,285,600          910,000    0.2
Machinery                       50,000     Makita Corp. (ADR)*                              796,875          656,250    0.2
Food & Beverage                160,000     PepsiCo, Inc.                                  2,644,800        5,580,000    1.4
Electronics                    200,000   ++Philips Electronics N.V. (ADR)*                8,214,486        8,000,000    2.0
Household Products              50,000     The Procter & Gamble Company                   4,593,926        5,775,000    1.5
                                                                                       ------------     ------------  ------
                                                                                         27,621,024       36,914,850    9.4


SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                      Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost           (Note 1a)  Net Assets
Healthcare Cost Containment

Pharmaceuticals                 50,000     Astra AB (ADR)*                             $  1,781,250     $  2,393,750    0.6%
Medical Devices                100,000   ++Boston Scientific Corp.                        4,133,851        6,825,000    1.8
Pharmaceuticals                100,000     Bristol-Myers Squibb Co.                       7,907,000       12,700,000    3.3
Pharmaceuticals                100,000     Lilly (Eli) and Company                        4,572,100        8,712,500    2.2
Pharmaceuticals                100,900     Merck & Co., Inc.                              4,001,062        9,156,675    2.3
Pharmaceuticals                 50,000   ++Novartis AG (ADR)*(b)                          1,942,188        2,843,750    0.7
Information Services           300,000   ++Phamis, Inc.                                   5,264,378        5,025,000    1.3
Information Services           300,000   ++Physician Computer Network, Inc.               3,074,250        2,475,000    0.6
Pharmaceuticals                274,400     Schering-Plough Corp.                          3,180,566       20,751,500    5.3
Pharmaceuticals                100,000   ++Sequus Pharmaceuticals, Inc.                   1,734,998        1,337,500    0.4
Medical Devices                100,000     United States Surgical Corp.                   6,799,013        4,012,500    1.0
Medical Services               100,000   ++Vencor, Inc.                                   3,194,630        3,062,500    0.8
                                                                                       ------------     ------------  ------
                                                                                         47,585,286       79,295,675   20.3


Industrial Outsourcing

Information Services            50,000   ++Ceridian Corp.                                 1,959,250        1,887,500    0.5
Systems                         50,000   ++Computer Sciences Corporation                  3,878,500        3,537,500    0.9
Specialty Services             100,000     Greenwich Air Services Inc. (Class A)          1,113,428        2,475,000    0.6
Specialty Services             100,000     Greenwich Air Services Inc. (Class B)          1,165,198        2,400,000    0.6
Specialty Services              47,028     National Data Corporation (a)                  2,127,181        1,928,148    0.5
Specialty Services             150,000     Olsten Corp.                                   3,190,200        2,643,750    0.7
Aerospace & Defense             18,400   ++Triumph Group, Inc.                              498,729          549,700    0.1
                                                                                       ------------     ------------  ------
                                                                                         13,932,486       15,421,598    3.9


Industrial Renaissance

Aerospace & Defense             50,000     The Boeing Company                             5,287,375        5,356,250    1.4
Transportation                  75,000     Delta Air Lines, Inc.                          5,782,613        5,925,000    1.5
Automotive                     100,000     General Motors Corp.                           4,190,900        5,900,000    1.5
Information Systems            100,000     International Business Machines Corp.          5,658,500       15,725,000    4.0
                                                                                       ------------     ------------  ------
                                                                                         20,919,388       32,906,250    8.4


Multimedia

Broadcasting Services          200,000     Carlton Communications PLC (ADR)*              7,266,875        9,025,000    2.3
Components                      50,000     Harman International Industries Inc.           2,512,038        2,318,750    0.6
Information Services           400,000   ++OzEmail, Ltd. (ADR)*                           4,632,341        4,650,000    1.2
Cable Television               150,000   ++Tele-Communications Liberty Media
                                           Group (Class A)                                2,675,002        2,831,250    0.7
Publishing Services            300,000   ++World Color Press Inc.                         5,906,000        5,925,000    1.5
                                                                                       ------------     ------------  ------
                                                                                         22,992,256       24,750,000    6.3

Next Generation Technology

Electronics                    146,500   ++Affinity Technology Group, Inc.                1,391,750        1,043,812    0.3
Semiconductors                 182,600   ++Gasonics International Corp.                   2,303,368        3,263,975    0.8
Pollution Technology           400,000   ++Molten Metal Technology, Inc.                  6,605,221        4,600,000    1.2
Medical Devices                 70,000   ++Neuromedical Systems Inc.                      1,050,000          761,250    0.2
Environmental Equipment        119,400   ++Thermo Ecotek Corp.                            1,281,614        1,835,775    0.5
Multi-Industry                 155,000     Thermo Electron Corp.                          2,617,778        5,289,375    1.4
Medical Devices                 48,000   ++ThermoLase Corp.                               1,212,000          666,000    0.2
Medical Devices                100,000   ++ThermoSpectra Corp.                            1,547,300        1,475,000    0.4
Medical Devices                100,000   ++Thermotrex Corp.                               1,586,723        2,875,000    0.7
Components                     250,000   ++Voice Control Systems Inc.                     1,446,537        1,718,750    0.4
Electronics                     48,200   ++Whittaker Corp.                                  942,792          566,350    0.1
                                                                                       ------------     ------------  ------
                                                                                         21,985,083       24,095,287    6.2


SCHEDULE OF INVESTMENTS (concluded)
                                Shares                                                                      Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost           (Note 1a)  Net Assets
Strategic Growth Opportunities

Pharmaceuticals                100,000     American Home Products Corp.                $  3,875,049     $  6,337,500    1.6%
Leisure & Entertainment        300,000   ++Galoob (Lewis) Toys, Inc.                      4,238,645        5,250,000    1.4
Specialty Services             100,000     Household International, Inc.                  6,712,565        9,912,500    2.5
Leisure & Entertainment        125,000     Mattel, Inc.                                   2,232,740        3,515,625    0.9
                                                                                       ------------     ------------  ------
                                                                                         17,058,999       25,015,625    6.4


Telecommunications

Components                     100,000     Andrew Corp.                                   2,973,417        5,725,000    1.5
Telecommunications              30,000   ++Deutsche Telekom AG (ADR)*                       566,700          558,750    0.1
Telecommunications             250,000   ++Inter-Tel Inc.                                 3,075,112        4,125,000    1.1
Wireless Communication         210,000   ++InterCel, Inc.                                 3,540,000        2,677,500    0.7
Paging Services                305,000   ++Metrocall, Inc.                                4,988,845        1,753,750    0.4
Components                     249,400     Nokia Corp. AB (ADR)*                          9,249,994       16,678,625    4.3
Wireless Communication         200,000   ++Palmer Wireless, Inc.                          2,984,487        2,050,000    0.5
Telecommunications             100,000     Vodafone Group PLC (ADR)*                      3,643,500        4,300,000    1.1
                                                                                       ------------     ------------  ------
                                                                                         31,022,055       37,868,625    9.7

                                           Total Stocks                                 271,805,145      359,940,961   92.0

                                Face
                               Amount            Short-Term Securities

Commercial                 $ 8,000,000     Asset Securitization Cooperative
Paper***                                   Corp., 5.32% due 3/06/1997                     7,960,987        7,960,987    2.0
                            10,485,000     General Electric Capital Corp.,
                                           5.58% due 2/03/1997                           10,481,750       10,481,750    2.7
                            12,000,000     NYNEX Corporation, 5.35% due
                                           2/10/1997                                     11,983,950       11,983,950    3.1

                                           Total Short-Term Securities                   30,426,687       30,426,687    7.8

Total Investments                                                                      $302,231,832      390,367,648   99.8
                                                                                       ============
Other Assets Less Liabilities                                                                                755,199    0.2
                                                                                                        ------------  ------
Net Assets                                                                                              $391,122,847  100.0%
                                                                                                        ============  ======

   *American Depositary Receipts (ADR).
  **Global Depositary Receipts (GDR).
 ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)Formerly CIS Technologies, Inc.
 (b)Formerly Sandoz AG.
  ++Non-income producing security.
++++The security may be offered and resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$302,231,832) (Note 1a)                         $390,367,648
                    Cash                                                                                          10,903
                    Receivables:
                      Securities sold                                                      $  3,840,812
                      Capital shares sold                                                       468,063
                      Dividends                                                                 210,795        4,519,670
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          24,255
                                                                                                            ------------
                    Total assets                                                                             394,922,476
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 3,255,574
                      Investment adviser (Note 2)                                               212,062
                      Distributor (Note 2)                                                      144,993        3,612,629
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       187,000
                                                                                                            ------------
                    Total liabilities                                                                          3,799,629
                                                                                                            ------------

Net Assets:         Net assets                                                                              $391,122,847
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $    230,745
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                631,848
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 51,189
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,394,106
                    Paid-in capital in excess of par                                                         292,798,506
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                     7,880,663
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                88,135,790
                                                                                                            ------------
                    Net assets                                                                              $391,122,847
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $39,604,452 and 2,307,448
                    shares outstanding                                                                      $      17.16
                                                                                                            ============
                    Class B--Based on net assets of $104,828,358 and 6,318,479
                    shares outstanding                                                                      $      16.59
                                                                                                            ============
                    Class C--Based on net assets of $8,430,331 and 511,894
                    shares outstanding                                                                      $      16.47
                                                                                                            ============
                    Class D--Based on net assets of $238,259,706 and
                    13,941,059 shares outstanding                                                           $      17.09
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended January 31, 1997
Investment          Dividends (net of $84,174 foreign withholding tax)                                      $  3,568,754
Income              Interest and discount earned                                                               2,106,576
(Notes 1d & 1e):    Other income                                                                                  15,398
                                                                                                            ------------
                    Total income                                                                               5,690,728
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  2,505,726
                    Account maintenance and distribution fees--Class B (Note 2)               1,082,188
                    Account maintenance fees--Class D (Note 2)                                  576,549
                    Transfer agent fees--Class D (Note 2)                                       534,160
                    Transfer agent fees--Class B (Note 2)                                       309,756
                    Printing and shareholder reports                                            159,276
                    Custodian fees                                                              119,210
                    Transfer agent fees--Class A (Note 2)                                        89,782
                    Account maintenance and distribution fees--Class C (Note 2)                  77,537
                    Registration fees (Note 1f)                                                  68,859
                    Professional fees                                                            54,636
                    Accounting services (Note 2)                                                 51,247
                    Transfer agent fees--Class C (Note 2)                                        23,474
                    Directors' fees and expenses                                                 19,607
                    Pricing fees                                                                  1,837
                    Other                                                                        10,800
                                                                                           ------------
                    Total expenses                                                                             5,684,644
                                                                                                            ------------
                    Investment income--net                                                                         6,084
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       52,824,203
(Loss) on             Foreign currency transactions--net                                        (16,423)      52,807,780
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       15,690,035
(Notes 1b, 1c,        Foreign currency transactions--net                                            (26)      15,690,009
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     68,497,789
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 68,503,873
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     January 31,
Increase (Decrease) in Net Assets:                                                              1997            1996
Operations:         Investment income (loss)--net                                          $      6,084     $    (46,108)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    52,807,780       24,540,178
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   15,690,009       57,218,059
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     68,503,873       81,712,129
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (5,337,338)      (2,188,438)
(Note 1g):            Class B                                                               (12,797,082)      (9,550,391)
                      Class C                                                                (1,078,464)        (338,854)
                      Class D                                                               (28,024,409)     (20,640,116)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                           (47,237,293)     (32,717,799)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (10,906,448)      46,890,051
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                             10,360,132       95,884,381
                    Beginning of year                                                       380,762,715      284,878,334
                                                                                           ------------     ------------
                    End of year                                                            $391,122,847     $380,762,715
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                 1997++     1996++    1995++    1994       1993
Per Share           Net asset value, beginning of year                 $ 16.26    $ 13.55   $ 16.39   $ 16.29    $ 16.84
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .08        .07       .09       .15        .25
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     3.04       4.19     (1.97)     2.18        .49
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      3.12       4.26     (1.88)     2.33        .74
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --       (.23)
                      Realized gain on investments--net                  (2.22)     (1.55)     (.96)    (2.23)     (1.06)
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                    (2.22)     (1.55)     (.96)    (2.23)     (1.29)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of year                       $ 17.16    $ 16.26   $ 13.55   $ 16.39    $ 16.29
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  19.99%     31.82%   (11.23%)   15.78%      4.79%
Return:*                                                               =======    =======   =======   =======    =======

Ratios to Average   Expenses                                             1.00%      1.07%      .98%      .88%       .90%
Net Assets:                                                            =======    =======   =======   =======    =======
                    Investment income--net                                .46%       .44%      .59%      .95%      1.35%
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of year (in thousands)             $39,605    $34,231   $ 8,665   $10,942    $11,394
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  39.96%     67.38%    45.86%    48.63%     40.58%
                                                                       =======    =======   =======   =======    =======
                    Average commission rate paid+++                    $ .0277         --        --        --         --
                                                                       =======    =======   =======   =======    =======

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 30, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                 1997++     1996++    1995++    1994       1993
Per Share           Net asset value, beginning of year                $  15.79   $  13.33  $  16.30  $  16.28   $  16.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.10)      (.08)     (.06)     (.01)       .06
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.95       4.09     (1.96)     2.17        .52
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.85       4.01     (2.02)     2.16        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --       (.06)
                      Realized gain on investments--net                  (2.05)     (1.55)     (.95)    (2.14)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (2.05)     (1.55)     (.95)    (2.14)     (1.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.59   $  15.79  $  13.33  $  16.30   $  16.28
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  18.80%     30.43%   (12.22%)   14.60%      3.75%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.06%      2.13%     1.99%     1.91%      1.92%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income(loss)--net                         (.58%)     (.55%)    (.38%)    (.07%)      .36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $104,828   $112,239  $119,186  $396,424   $447,186
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.96%     67.38%    45.86%    48.63%     40.58%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++                   $  .0277         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C++++                    Class D++++

                                                                                 For the                         For the
                                                                                 Period                          Period
The following per share data and ratios have been derived         For the        Oct. 21,        For the         Oct. 21,
from information provided in the financial statements.          Year Ended      1994++ to      Year Ended      1994++ to
                                                                January 31,     Jan. 31,       January 31,      Jan. 31,
Increase (Decrease) in Net Asset Value:                      1997       1996      1995        1997      1996       1995
Per Share           Net asset value, beginning of period  $  15.71   $  13.28  $  14.08    $  16.20  $  13.54   $  14.26
Operating                                                 --------   --------  --------    --------  --------   --------
Performance:        Investment income(loss)--net              (.10)      (.10)     (.04)        .04       .03       (.01)
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                2.94       4.08      (.54)       3.03      4.18       (.49)
                                                          --------   --------  --------    --------  --------   --------
                    Total from investment operations          2.84       3.98      (.58)       3.07      4.21       (.50)
                                                          --------   --------  --------    --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                 (2.08)     (1.55)     (.22)      (2.18)    (1.55)      (.22)
                                                          --------   --------  --------    --------  --------   --------
                    Net asset value, end of period        $  16.47   $  15.71  $  13.28    $  17.09  $  16.20   $  13.54
                                                          ========   ========  ========    ========  ========   ========

Total Investment    Based on net asset value per share      18.80%     30.32%    (4.12%)+++  19.73%    31.47%     (3.50%)+++
Return:**                                                 ========   ========  ========    ========  ========   ========

Ratios to Average   Expenses                                 2.07%      2.14%     2.26%*      1.25%     1.33%      1.43%*
Net Assets:                                               ========   ========  ========    ========  ========   ========
                    Investment  income (loss)--net           (.61%)     (.67%)    (.87%)*      .22%      .22%      (.23%)*
                                                          ========   ========  ========    ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  8,430   $  6,385  $     80    $238,260  $227,908   $156,947
                                                          ========   ========  ========    ========  ========   ========
                    Portfolio turnover                      39.96%     67.38%    45.86%      39.96%    67.38%     45.86%
                                                          ========   ========  ========    ========  ========   ========
                    Average commissions rate paid+++++    $  .0277         --        --    $  .0277        --         --
                                                          ========   ========  ========    ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability.
The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent of the cost of the closing transaction exceeds the premium received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $6,084 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the general partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion, and 0.55% of the average daily net assets exceeding $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund.The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  639        $ 7,883
Class D                                $2,872        $42,759


For the year ended January 31, 1997, MLPF&S also received contingent deferred sales charges of $261,117 and $5,359 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $4,891 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1997 were $138,540,853 and $188,718,249, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                     Realized      Unrealized
                                  Gains (Losses) Gains (Losses)

Long-term investments             $52,823,313   $ 88,135,816
Short-term investments                    890             --
Foreign currency transactions         (16,423)           (26)
                                  -----------   ------------
Total                             $52,807,780   $ 88,135,790
                                  ===========   ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $88,135,816, of which $111,308,143 related to appreciated securities and $23,172,327 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $302,231,832.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(10,906,448) and $46,890,051 for the years ended January 31, 1997 and January 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                         1,845,808   $ 31,115,024
Shares issued to shareholders
in reinvestment of distributions      305,672      4,989,091
                                 ------------   ------------
Total issued                        2,151,480     36,104,115
Shares redeemed                    (1,949,689)   (32,436,435)
                                 ------------   ------------
Net increase                          201,791   $  3,667,680
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         1,393,621   $ 32,505,390
Shares issued to shareholders
in reinvestment of
distributions                         575,732        279,194
                                 ------------   ------------
Total issued                        1,969,353     32,784,584
Shares redeemed                      (503,356)    (8,076,845)
                                 ------------   ------------
Net increase                        1,465,997   $ 24,707,739
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
January 31, 1997                      Shares        Amount

Shares sold                         1,580,584   $ 26,170,965
Shares issued to shareholders
in reinvestment of
distributions                         716,413     11,324,876
                                 ------------   ------------
Total issued                        2,296,997     37,495,841
Automatic conversion of
shares                               (510,660)    (8,450,651)
Shares redeemed                    (2,575,080)   (42,132,286)
                                 ------------   ------------
Net decrease                         (788,743)  $(13,087,096)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
January 31, 1996                      Shares        Amount

Shares sold                         4,089,726   $ 66,223,229
Shares issued to shareholders
in reinvestment of
distributions                         158,829      2,492,023
                                 ------------   ------------
Total issued                        4,248,555     68,715,252
Automatic conversion of
shares                             (3,949,127)   (58,686,533)
Shares redeemed                    (2,131,722)   (32,142,062)
                                 ------------   ------------
Net decrease                       (1,832,294)  $(22,113,343)
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
January 31, 1997                      Shares        Amount
Shares sold                           389,112   $  6,432,736
Shares issued to shareholders
in reinvestment of
distributions                          62,177        974,884
                                 ------------   ------------
Total issued                          451,289      7,407,620
Shares redeemed                      (345,702)    (5,592,847)
                                 ------------   ------------
Net increase                          105,587   $  1,814,773
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
January 31, 1996                      Shares        Amount

Shares sold                           491,734   $  7,944,948
Shares issued to shareholders
in reinvestment of
distributions                             441          6,884
                                 ------------   ------------
Total issued                          492,175      7,951,832
Shares redeemed                       (91,881)    (1,480,882)
                                 ------------   ------------
Net increase                          400,294   $  6,470,950
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           299,900   $  5,100,435
Automatic conversion of
shares                                496,702      8,450,651
Shares issued to shareholders
in reinvestment of distributions    1,512,537     24,588,964
                                 ------------   ------------
Total issued                        2,309,139     38,140,050
Shares redeemed                    (2,438,121)   (41,441,855)
                                 ------------   ------------
Net decrease                         (128,982)  $ (3,301,805)
                                 ============   ============


Class D Shares for the Year                         Dollar

Ended January 31, 1996                Shares        Amount

Shares sold                           998,100   $ 16,043,134
Automatic conversion of
shares                              3,879,032     58,686,533
Shares issued to shareholders
in reinvestment of
distributions                         399,482      6,391,707
                                 ------------   ------------
Total issued                        5,276,614     81,121,374
Shares redeemed                    (2,800,501)   (43,296,669)
                                 ------------   ------------
Net increase                        2,476,113   $ 37,824,705
                                 ============   ============



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Fund For Tomorrow, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
March 10, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fund For Tomorrow, Inc. during its taxable year ended January 31, 1997:
                                    Domestic        Interest
                                   Qualifying         From       Non-Qualifying      Total          Long-Term
Record                Payable       Ordinary         Federal        Ordinary        Ordinary         Capital
Date                   Date          Income        Obligations       Income          Income           Gains
Class A Shares:

07/02/96             07/11/96       $0.040860       $0.000389       $0.068199       $0.109448           --
12/10/96             12/18/96       $0.121938          --           $0.593241       $0.715179       $1.397424

Class B Shares:

07/02/96             07/11/96       $0.040860       $0.000389       $0.068199       $0.109448           --
12/10/96             12/18/96       $0.093105          --           $0.452965       $0.546070       $1.397424

Class C Shares:

07/02/96             07/11/96       $0.040860       $0.000389       $0.068199       $0.109448           --
12/10/96             12/18/96       $0.097190          --           $0.472838       $0.570028       $1.397424

Class D Shares:

07/02/96             07/11/96       $0.040860       $0.000389       $0.068199       $0.109448           --
12/10/96             12/18/96       $0.114906          --           $0.559031       $0.673937       $1.397424


The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1997

                                     Percent of
Ten Largest Equity Holdings          Net Assets

Schering-Plough Corp.                    5.3%
Nokia Corp. AB (ADR)                     4.3
International Business Machines Corp.    4.0
COMPAQ Computer Corp.                    3.3
Bristol-Myers Squibb Co.                 3.3
Avon Products, Inc.                      2.8
Household International, Inc.            2.5
Merck & Co., Inc.                        2.3
Carlton Communications PLC (ADR)         2.3
Lilly (Eli) and Company                  2.2


Additions

The Boeing Company
Ceridian Corp.
Compania Anonima Nacional Telefonos de
  Venezuela (ADR)
Computer Sciences Corporation
Deutsche Telekom AG (ADR)
Tele-Communications Liberty Media Group (Class A)
Triumph Group, Inc.
United Dental Care, Inc.


Deletions

Adecco S.A.
CellularVision USA, Inc.
Chrysler Corp.
Ford Motor Co.
Harrah's Entertainment, Inc.
Harvey Nichols PLC
MCI Communications Corp.
Nordstrom Inc.
Patterson Dental Co., Inc.
Samsung Electronics Company (New Shares) (GDR)
Toolex-Alpha N.V. (NY Registered Shares)
Tosco Corp.
Tranz Rail Holdings, Ltd. (ADR)
Western Wireless Corp. (Class A)



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




